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                                                                    Exhibit 21.1

                  Subsidiaries of U.S.I. Holdings Corporation

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
USI Insurance Services Corp.                                                    Delaware
         Association Growth Enterprises, Incorporated                           Maryland
                  Bertholon-Rowland, Inc.                                       Pennsylvania
                  USI Affinity, Inc.                                            D.C.
                           Signature Premium Finance, Inc.                      Pennsylvania
                           Dexter-Bertholon Rowland, Inc.                       Pennsylvania
                                    Bertholon Rowland, Inc.                     New Jersey
         Select Providers, Inc.                                                 New York
         USI Gulf Coast, Inc.                                                   Louisiana
         CBP Consulting Group, Inc.                                             New Jersey
         USI Northeast, Inc.                                                    New York
         Riverside Insurance Associates, Inc.                                   Connecticut
         USI Insurance Services of Northern California, Inc.                    California
         Henderson & Phillips, Incorporated                                     Virginia
                  A.W. Hargrove Insurance Agency, Inc.                          Virginia
                  Morgan & Cheves, Inc.                                         Virginia
                  Overstreet & Newell, Inc.                                     Georgia
                  Colonial Premium Finance Company                              Virginia
         Campbell, Galt & Newlands, Inc.                                        Oregon
         Hurley, Atkins & Stewart, Inc.                                         Washington
                  Cummings & Associates, Inc.                                   Washington
         The Insurance Exchange, Inc.                                           New Hampshire
                  Roger Ryan & Company, Inc.                                    New Hampshire
                  USI Insurance Services of Rhode Island, Inc.                  Rhode Island
                  Inex Alternative Programs, Inc.                               New Hampshire
                  Inex Alternative Program Administrators, Inc.                 New Hampshire
                  Bechard Insurance Agency, Inc.                                New Hampshire
         USI Insurance Services of Florida, Inc.                                Florida
                  Strategic Asset Advisors, Inc.                                Florida
                  CICORP - USI, Inc.                                            Florida
                           Commercial Broker Services, Inc.                     Florida
                           Employers Safety Council of Florida, Inc.            Florida
         USI MidAtlantic, Inc.                                                  Pennsylvania
         USI  Insurance Services Corporation of Illinois, Inc.                  Illinois
         (d/b/a USI Midwest)
                  South Suburban Insurance Agency, Inc.                         Illinois
                  Securus Insurance Agency, Inc.                                Illinois
         Progressive Plan Administrators, Inc.                                  New York
                  USI Retirement Services, Inc.                                 New York
                  Emerson, Reid & Company, Inc.                                 New York
         Morrill Koslow & Associates Insurance Agency, Inc.                     Massachusetts
         USI Consulting Group, Inc.                                             Connecticut
         USI Consulting Group of Massachusetts, Inc.                            Massachusetts
                  USI CG Advisors, Inc.                                         Connecticut
                  USI Consulting Group of New York, Inc.                        New York
                  Benefit Strategies, Inc.                                      New Hampshire
                  Benefit Strategies of Maine, Inc.                             Maine
         USI Midwest, Inc.                                                      Ohio
         USI of Southern California Insurance Services, Inc.                    California
                  Max Behm & Associates, Inc.                                   California
         El Camino Insurance Agency                                             California
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
         USI California Insurance Services, Inc.                                California
         USI Securities, Inc.                                                   Delaware
         (d/b/a USI of New England)
                  USI Securities of Texas, Inc.                                 Texas
         USI of Illinois, Inc.                                                  Delaware
         WRIMS Corp.                                                            Pennsylvania
                  Insurance Risk Managers, Inc.                                 Texas
                           ANCO Corporation                                     Texas
                                 MD Premium Finance Corporation                 Texas
                                 Western Claims Services, Inc.                  Texas
                                 Regional Insurance Management Services, Inc.   Texas
                                 ANCO Interstate                                Texas
                                 ANCO Management Corporation                    Texas
                                 ANCO Life & Benefits Services, Inc.            Texas
                                 Strategic Benefit Planning Corporation         Texas
                                 Anco Insurance Services, Inc. of Houston       Texas
                                 Commercial Insurance Concepts, Inc.            Texas
                  Inter/National Rental Insurance Services, Inc.                California
                  Rental Industry Services, Inc.                                Pennsylvania
                  International Rental Insurance, Inc.                          Texas
         Kisco Partners, Inc.                                                   New York
         Acquisition Risk Management Services, Inc.                             New York
         USI Insurance Brokers, Inc.                                            Massachusetts
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